Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

(a) Commitments

As of December 31, 2012, future minimum commitments under non-cancelable agreements were as follows:

		Property and
		Equipment,		Cooperation
		and		with
		Intangible	Server	Phoenix TV
	Rental	Assets	Allocation	Group*	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB
2013	39,388	695	17,150	3,125	12,759	73,117
2014	33,257	—	836	3,906	646	38,645
2015	33,564	—	16	4,883	284	38,747
2016	32,526	—	—	1,526	113	34,165
2017 and thereafter	13,687	—	—	—	—	13,687
Total	152,422	695	18,002	13,440	13,802	198,361

*                               The Group and Phoenix TV Group have been involved in various cooperation arrangements, including content sharing, branding and co-promotion, technical support and corporate management (Refer to Note 2(a)). There was no payment for these arrangements until November 2009 when a cooperation agreement was signed between Phoenix TV and the Group to stipulate the cost and expenses charged to the Group for the year 2010 and going forward. Based on the agreement, the Group will pay Phoenix TV 50% of revenue generated from certain contents provided by Phoenix TV Group, plus a fixed amount of payment to cover other services provided by Phoenix TV Group. The fixed amount was RMB1.6 million for the first year of the agreement, and increases by 25% annually. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged. This fixed amount has been included in above table as a commitment to Phoenix TV Group.

The rental expenses were approximately RMB7.9 million, RMB15.3 million and RMB32.3 million (US$5.2 million), during the years ended December 31, 2010, 2011 and 2012, respectively, and were charged to the consolidated statements of comprehensive income when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2011 and 2012.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is not currently a party to any legal proceedings, investigations or claim which in the opinion of its management is likely to have a material adverse effect, individually or in the aggregate, on the Group’s financial position, result of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.